Exhibit 99.1


                                FRIEDMAN'S INC.

             Amended and Restated Corporate Governance Guidelines

                    As Adopted and Ratified August 26, 2004

I.       Purpose of  the Guidelines

         The Board of Directors ("Board") of Friedman's Inc., a Delaware corporation (the "Corporation"), has developed and adopted certain corporate governance guidelines establishing a common set of expectations to assist the Board and its Committees in performing their responsibilities. The Board, upon the recommendation of the Nominating/Corporate Governance Committee, shall adopt such additional guidelines, as it believes will improve the Corporation's corporate governance, or improve the operation of the Board or its committees, so as to better serve the interests of the stockholders and other constituencies of the Corporation.

II.      Mission of the Board of Directors

         The Board represents the stockholders' interests in perpetuating and increasing the value of the business enterprise, including optimizing long-term financial returns. The Board is responsible for ensuring that management is capably executing its duties by regularly monitoring the effectiveness of management policies and decisions, including the execution of the Corporation's strategic plan.

         In fulfilling its obligations to enhance stockholder value, the Board is permitted to consider the interests of the following constituencies important to the Corporation's success: the Corporation's customers, employees, suppliers, creditors and the communities where the Corporation operates.

         In fulfilling the Board's general responsibilities described below, the Board and its committees have complete authority to consult with outside counsel and to engage other professional advisors with respect to any issues relating to their activities. Any expenses incurred by the Board or its committees in connection with any such consultation or engagement shall be paid by the Corporation.

III.     Board Responsibilities

         The responsibilities of the Board are generally defined by statutory and judicial law (both Delaware and federal) and the rules and regulations of applicable administrative agencies (notably the Securities and Exchange Commission (the "SEC")). The Board has the important role of overseeing management performance on behalf of the Corporation's stockholders and other constituencies. Such responsibilities are distinct from those of the Corporation's executive officers and senior management. Subject to oversight by the Board, the Corporation's executive officers and senior management shall be primarily responsible for the Corporation's day-to-day management and performance. Stockholders and other constituencies can reasonably expect that directors exercise vigorous and diligent oversight over the Corporation's business and affairs. However, directors are not expected to perform or duplicate the tasks of the CEO and the senior executive team. The Board shall focus its priorities on the following core responsibilities:

     a. Represent the interests of the Corporation's stockholders in maintaining and enhancing the success of the Corporation's business, including ensuring that management is optimizing long-term returns to increase stockholder value.

     b. Provide advice and counsel to the Corporation's Chief Executive Officer ("CEO") and senior executives on significant issues.

     c. Oversee and interact with senior executives with respect to key aspects of the business, including strategic planning, succession planning, operating performance and stockholder returns.

     d. Evaluate and approve the Corporation's strategic direction and initiatives and monitor implementation and results.

     e. Monitor the Corporation's operating results, financial condition and significant risks to the Corporation.

     f. Select and evaluate a well-qualified CEO of high integrity and, as appropriate, other members of the senior executive team.

     g. Oversee the Corporation's integrity and ethics, compliance with laws, financial reporting and public disclosures. In furtherance of this, the Board has adopted and, acting through its Audit Committee, shall oversee compliance with the Corporation's Standards of Conduct and Ethics and promptly disclose waivers of the Standard for directors and executive officers of the Corporation.

     h. Review and approve, upon recommendation of the Audit Committee, Nominating/Corporate Governance Committee or the Compensation Committee as applicable, all matters to be recommended for stockholder approval and review and approve all public filings that require approval of the full Board.

     i. Hold regularly scheduled executive sessions of non-management, independent directors at least twice per year. In addition, any non-management director may call an executive session of non-management directors at any time. The Chairman of the Board shall preside over such executive sessions unless actual or potential conflicts require the Chairman to recuse himself from such session.

     j. Regularly attend Board meetings. Meeting materials should be reviewed in advance.

IV.      Nominating/Corporate Governance Committee, Director
         Qualification Standards and Performance Evaluation

         The Nominating/Corporate Governance Committee, composed of independent directors, is intended to assist the Board in fulfilling its oversight responsibilities under Delaware law and on any exchange upon which the Corporation's securities are traded or listed. As such, the Nominating/Corporate Governance Committee shall have two primary responsibilities. First, the Nominating/Corporate Governance Committee shall be responsible for identifying individuals qualified to serve on the Board and to select a slate of director nominees for election by the stockholders of the Corporation at the annual meeting of the stockholders of the Corporation, in accordance with the Corporation's Certificate of Incorporation, Bylaws and Delaware law. Second, the Nominating/Corporate Governance Committee shall be responsible for periodically reviewing and re-evaluating these Corporate Governance Guidelines for the purpose of suggesting amendments to them if appropriate.

         The selection and nomination process should be designed to ensure that the Board includes members with backgrounds, diversity, skills and experience, including appropriate financial and other expertise, relevant to the business of the Corporation, taking into account the current Board members and the specific needs of the Corporation and its Board. The Nominating/Corporate Governance Committee will look for individuals who have displayed high ethical standards, integrity and sound business judgment. From time to time, the Nominating/Corporate Governance Committee may establish certain minimum qualifications that must be met by candidates for a position on the Board, including candidates recommended by stockholders of the Corporation, and/or establish specific qualities and skills that are necessary for one or more of the Corporation's directors to possess. The full Board shall remain responsible for approving nominees selected by the Nominating/Corporate Governance Committee and recommending them for election by the stockholders.

         The Board, with the recommendation of the Nominating/Corporate Governance Committee, and subject to the requirements of law and the Certificate of Incorporation, will determine, in accordance with Section 3.02 of the Bylaws of the Corporation, the number of members of the Board required from time to time to ensure that all of the core competencies required are possessed by the Board as a whole.

         Directors have a duty of loyalty to the Corporation and its stockholders and should avoid accepting positions that could create an actual or perceived conflict of interest with the Corporation or otherwise impair their ability to perform their duties and responsibilities. Directors are to review all prospective positions, including other Board memberships, with the Chairman of the Board to ensure that no conflict or impairment exists. Directors who change the occupation they held when last elected are expected to submit a letter of resignation to the Board. The Board does not believe that in every instance directors who retire or change from the position they had when previously elected should necessarily leave the Board. There should, however, be an opportunity for the Board to review the continued appropriateness of the Board membership under the changed circumstances.

         The Board, with the advice of the Nominating/Corporate Governance Committee, shall establish such tenure policies, as it deems necessary to maintain an appropriate balance between fresh perspectives and energy and institutional experience and knowledge of the Corporation. Directors must retire at age 70 unless otherwise approved by the Board.

         An "independent director" means a person other than an officer or employee of the Corporation or its subsidiaries who satisfies the independence requirements of the SEC and the New York Stock Exchange who, in the opinion of the Corporation's Board, does not have any relationship with the Corporation that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board must annually make an affirmative determination that the director has no material relationship with the Corporation (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Corporation).

         The Nominating/Corporate Governance Committee shall review whether directors are independent annually or more frequently if needed. In conducting its review regarding a director's independence, the Nominating/Corporate Governance Committee shall consider all relevant facts and circumstances, including the director's commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, and such other criteria as the Committee may determine from time to time.

         The Board shall conduct an annual evaluation of the Board to determine whether it and its committees are functioning effectively. The Nominating/Corporate Governance Committee shall annually evaluate the membership of the Committees of the Board. The Nominating/Corporate Governance Committee shall provide to the full Board the results of its evaluation, together with its recommendation as to committee membership during the upcoming year, for consideration by the Board in connection with the annual committee appointment process. In the event of a vacancy on any of the committees of the Board, the Nominating/Corporate Governance Committee shall provide its recommendation regarding a replacement committee member to the full Board. Additionally, at least once annually, the Nominating/Corporate Governance Committee shall review with the Board the appropriate skills and characteristics required of Board members, provide an annual evaluation of the Board's performance and oversee the evaluation of senior management.

V.       Director Training

         Each director is responsible for his or her own continuing education. Topics for continuing education shall include accounting, finance, leadership, crisis response, industry practices, general management and strategic planning.

         Management shall periodically identify for the Board third-party-provided continuing education programs.

          When appropriate, the Board shall provide an orientation program for newly elected directors.

VI.      Director Access to Management and External Advisors

         The Board is expected to be highly interactive with, and to have complete access to, senior management. Additionally, directors are granted access to name, location and phone numbers for all employees of the Corporation. The Board shall also have full access to the names and phone numbers of all external advisors to the Corporation, including the Corporation's independent auditors and outside counsel and other external advisors. Any such contacts between individual directors and senior management or external advisors should not be disruptive or otherwise adverse to the effective management of the business and operations of the Corporation.

         The Corporation has established the Office of the Chairman, consisting of the non-executive officer Chairman of the Board and the principal executive and financial officers, which is designed to ensure that the Board is actively involved in the oversight of the Corporation's operations.

         Executive officers and other members of senior management shall be present at meetings at the invitation of the Board. The Board also encourages participation at Board or committee meetings by those managers and other employees who (a) can provide insight into matters being discussed because of their functional expertise and/or personal involvement in such matters or (b) are individuals with high potential who executive officers believe the directors should have the opportunity to meet and evaluate.

         The Board and its committees have complete authority to retain and pay such external advisors, as they deem necessary to fulfill their obligations.

VII.     Board Committees

         The Board shall at all times have a Nominating/Corporate Governance Committee, Compensation Committee and Audit Committee, each comprised solely of independent directors.

         The Board, with the recommendation of the Nominating/Corporate Governance Committee, shall evaluate and determine the membership of all committees and the circumstances under which to form new committees.

         Each committee, through its chair, shall regularly report to the full Board on its reviews, actions, decisions and recommendations.

VIII.    Director Compensation

         Non-employee directors shall receive reasonable compensation for their services to be determined from time to time by the Board upon the recommendation of the Compensation Committee. Chairs may receive such additional reasonable compensation for serving in that role, as may be determined from time to time upon the recommendation of the Compensation Committee. Directors who are employees receive no additional pay for serving as directors. Compensation for non-employee directors and committee chairs shall be consistent with the market practices of other similarly situated companies but shall not be at a level or in a form that can call into question the Board's objectivity. The Compensation Committee shall annually review and report to the Board with respect to non-employee director and committee chair compensation and benefits.

IX.      CEO Succession Planning, Performance and Compensation

         The Board, through the Compensation Committee, shall plan for succession to the position of the CEO.

         Each year, the Compensation Committee shall evaluate the performance of the CEO. In evaluating the CEO, the Compensation Committee shall take into consideration the executive's performance in both qualitative and quantitative areas, such as: leadership and vision; integrity; keeping the Board informed on matters affecting the Corporation and its affiliated subsidiaries; performance of the business (including such measurements as total stockholder return and achievement of financial objectives and goals); development and implementation of initiatives to provide long-term economic benefit to the Corporation, including acquisitions; accomplishment of strategic objectives and development of management.

         The evaluation will be communicated to the CEO by the Chairman of the Compensation Committee and used by the Compensation Committee in the course of its deliberations when considering the compensation of the CEO for the ensuing year.

X.       Disclosure of Information; Trading in Securities

         In connection with the performance of their duties, directors can expect that they may periodically (and sometimes for substantial periods of time) be in possession of non-public information relating to the business, operations, financial condition, plans or prospects of the Corporation. All such information must be held in strictest confidence. If a director has any doubt or question as to whether information concerning the Corporation is to be treated as confidential, he or she should consult with the CEO or the Corporation's General Counsel prior to disclosing such information to any third party, including persons or entities that may be deemed to be affiliates of the Corporation.

         It is the Corporation's policy to promote and foster a fair market in its securities by providing investors with equal access to material information about the Corporation. To that end, when the Corporation discloses material information, disclosure will be made publicly. Disclosure on a selective basis is to be avoided. Decisions with respect to public disclosures, including the content and timing of such disclosures, are to be made by the appropriate officers of the Corporation or by the Board, as a whole, or by an authorized committee of the Board. Directors are not to make individual decisions with respect to public disclosure of material information, and are not to disclose previously undisclosed material information, publicly or otherwise.

         In order to avoid selective disclosure and to assist the Corporation in complying with applicable laws pertaining to disclosure of information, only the CEO, the senior executives and other officers or employees as may be specifically designated by the CEO in a particular situation, may discuss Corporation business matters with third parties. Directors (other than directors who also serve as officers of the Corporation and, in such capacity, are specifically authorized to do so) are not to discuss any matters pertaining to the Corporation with stockholders, third parties, creditors, lenders, securities analysts or the press unless expressly authorized to do so in a particular situation by the CEO, the Board, or an authorized committee thereof.

         As "insiders", directors are prohibited from trading in securities of the Corporation on the basis of material information which has not been disclosed to the public and are subject to other prohibitions relating to the disclosure of such information for use by third parties. In addition to maintaining strict adherence to the restrictions under the Corporation's securities trading policies, directors should consult with the Corporation's General Counsel before trading (directly or indirectly) in any securities of the Corporation.

XI.      Extraordinary Matters

         The Board, as a whole, makes decisions on behalf of the Corporation with respect to any consideration of extraordinary matters including, but not limited to, significant acquisitions or investments, financings, significant dispositions, joint ventures, bankruptcy filings, material business alliances, business combinations and settlement of material litigation ("Extraordinary Matters"). Consistent with the policies expressed above concerning confidential and material information, unless expressly authorized to do so in a particular situation by the CEO, the Board, or an authorized committee thereof, directors are not to make any statement to third parties concerning Extraordinary Matters and shall hold information regarding such matters in the strictest confidence.

         Individual directors may not purport to speak or act on behalf of the Corporation concerning Extraordinary Matters, unless specifically authorized to do so in a particular situation by the CEO, the Board or an authorized committee thereof. Under no circumstances may an individual director engage in discussions or negotiations with a third party, including affiliates of the Corporation, unless specifically authorized to do so in the particular situation by the CEO, the Board, or an authorized committee thereof. In addition, directors should promptly inform the CEO of any rumors, hearsay or other information about the Corporation relating to Extraordinary Matters which they may hear from third parties.

XII.     Communications with Stockholders and Third Parties

         Stockholders wishing to communicate with the Board shall direct such communications to the Chairman of the Nominating/Corporate Governance Committee of the Board of Directors of the Corporation, c/o Friedman's Inc., 171 Crossroads Parkway, Savannah, Georgia 31422. In the discretion of the Chairman, such communications shall be relayed to the full Board not later than the next scheduled Board meeting. Individual directors should not respond substantively to stockholders' or third party communications relating to the Corporation unless expressly authorized to do so in a particular situation by the CEO, the Board, or an authorized committee thereof, or as otherwise permitted under these governance guidelines.